Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.2031%


        Excess Protection Level
          3 Month Average   5.26%
            February, 2000   6.05%
            January, 2000   5.32%
            December, 1999   4.42%


        Cash Yield                                  18.80%


        Investor Charge Offs                         4.75%


        Base Rate                                    8.00%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,604,500,997.31